EXHIBIT 99.9


                Certification pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------

In connection with the financial statements filed as part the prospectus of Form S-1 of Patriot Scientific Corporation (the "Company") for the period ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lowell W. Giffhorn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     3) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ LOWELL W. GIFFHORN
                                                ----------------------------
                                                Name:  Lowell W. Giffhorn
                                                Title:    Exec. V.P. and CFO
                                                Date:    June 10, 2003




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